UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Utah Ave. Suite 200 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 11, 2018, Vaxart, Inc. held its 2018 Annual Meeting of Stockholders, or the 2018 Annual Meeting, at 395 Oyster Point Boulevard, South San Francisco, California 94080. At the 2018 Annual Meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 26, 2018. The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the 2018 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the seven nominees for directors to serve until Vaxart’s 2019 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Wouter Latour, M.D.	3,387,650	22,074	408,663
Geoffrey F. Cox, Ph.D.	3,387,478	21,933	408,663
Michael J. Finney, Ph.D.	3,387,802	21,922	408,663
Jan Leschly	3,382,280	27,444	408,663
Richard J. Markham	3,382,231	27,493	408,663
John P. Richard	3,387,478	22,246	408,663
Anne M. VanLent	3,387,524	22,200	408,663

Proposal 2. Stockholders ratified the selection by the Audit Committee of the Board of Directors of Vaxart of KPMG LLP as Vaxart’s independent registered public accounting firm for the year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
3,786,224	31,072	1,091	—

Proposal 3. Stockholders approved, on an advisory basis, the compensation of the former Aviragen Therapeutics, Inc. named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
3,182,123	54,160	173,441	408,663

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: April 11, 2018
	By:	/s/ Wouter Latour
Wouter Latour, M.D.
President and Chief Executive Officer